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                                                                    EXHIBIT 99.2

                                  NEWS RELEASE

TSE SETS RECORD DATE TO DETERMINE ISSUANCE OF SHARES IN PHILIP SERVICES CORPORATION

Hamilton, Ontario, April 11, 2000: Philip Services Corporation today announced that The Toronto Stock Exchange ("TSE") has set a record date of April 19, 2000 to determine shareholders entitled to receive shares of the newly restructured company. Shares of the restructured company, Philip Services Corporation, will commence trading on the TSE on April 20, 2000 under the stock symbol "PSC".




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